                                                                   EXHIBIT 10.12



                         ROFIN-SINAR TECHNOLOGIES INC.
                           1996 EQUITY INCENTIVE PLAN

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.   Purpose..............................................................    1
     -------

2.   Definitions..........................................................    1
     -----------

3.   Administration of the Plan...........................................    4
     --------------------------

4.   Duration of Plan.....................................................    5
     ----------------

5.   Shares of Stock Subject to the Plan..................................    5
     -----------------------------------

6.   Maximum Number of Shares per Eligible Individual.....................    6
     ------------------------------------------------

7.   Eligible Individuals.................................................    6
     --------------------

8.   Stock Options........................................................    6
     -------------

9.   Restricted Stock Awards..............................................    8
     -----------------------


10.  Performance Share Awards.............................................    9
     ------------------------

11.  Performance Units....................................................   11
     -----------------

12.  Stock Appreciation Rights............................................   12
     -------------------------

13.  Termination of Employment............................................   14
     -------------------------

14.  Non-transferability..................................................   16
     -------------------

15.  Recapitalization or Reorganization...................................   16
     ----------------------------------

16.  Change in Control....................................................   17
     -----------------

17.  Amendment of the Plan................................................   17
     ---------------------

18.  Miscellaneous........................................................   18
     -------------

                                                             S&S Draft -- 9/4/96

                        ROFIN-SINAR TECHNOLOGIES INC.
                          1996 EQUITY INCENTIVE PLAN

          1.   Purpose.  The purposes of the Rofin-Sinar Technologies Inc. 1996
               -------
Equity Incentive Plan (the "Plan") are to attract, retain and motivate officers
                            ----
and other key employees and consultants of Rofin-Sinar Technologies Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter
                           -------
defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

          2.   Definitions.  For purposes of the Plan, the following terms shall
               -----------
be defined as follows:

          "Affiliate" and "Associate" have the respective meanings ascribed to
           ---------       ---------
     such terms in Rule 12b-2 promulgated under the Exchange Act.

          "Award" means an award made pursuant to the terms of the Plan to an
           -----
     Eligible Individual (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, Performance Share Awards, Performance Units or Stock Appreciation Rights.

          "Award Agreement" means a written agreement granting an Award, which
           ---------------
     is executed by the Participant and by an officer on behalf of the Company, and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

          "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3
           ----------------
     promulgated under the Exchange Act.

          "Board" means the Board of Directors of the Company.
           -----

          A "Change in Control" of the Company shall be deemed to have occurred
             -----------------
     when (A) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates (collectively, an "Acquiring Person"), shall become the Beneficial Owner of
                        ----------------
     twenty percent (20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)),
     (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Continuing Directors"), cease for any reason
                                  --------------------
     to constitute a majority of the Board, (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 16 hereof) or any Parent of such Surviving Entity) at least 80% of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation, or (D) the shareholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that a change in control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
     applicable rulings and regulations thereunder.

          "Combined Voting Power" means the combined voting power of the
           ---------------------
     Company's then outstanding voting securities.

          "Committee" means the Compensation Committee of the Board, any
           ---------
     successor committee thereto or any other committee appointed by the Board to administer the Plan; provided that, prior to the establishment of the Compensation Committee of the Board, or the appointment by the Board of any other committee to administer the Plan, "Committee" means the Board. The
                                              ---------
     Committee shall consist of at least two individuals and shall serve at the pleasure of the Board.

          "Common Stock" means the Common Stock, par value $.01 per share, of
           ------------
     the Company.

          "Disability" means, with respect to any Participant, that, as a result
           ----------
     of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

          "Eligible Individuals" means the individuals described in Section 7
           --------------------
     who are eligible for Awards under the Plan.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the applicable rulings and regulations thereunder.

          "Fair Market Value" means, on any given date, the closing price of the
           -----------------
     shares of Common Stock, as reported on the Nasdaq National Market for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; provided that if the Common Stock is not then traded on the Nasdaq National Market, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Committee.

          "Incentive Stock Option" means a Stock Option which is an "incentive
           ----------------------
     stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

          "Nonqualified Stock Option" means a Stock Option which is not an
           -------------------------
     Incentive Stock Option.

          "Parent" means any corporation which is a "parent corporation" within
           ------
     the meaning of Section 424(e) of the Code with respect to the relevant entity.

          "Participant" means an Eligible Individual to whom an Award has been
           -----------
     granted under the Plan.

          "Performance Share Award" means a conditional Award of shares of
           -----------------------
     Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

          "Performance Unit" means a conditional Award to receive all or some
           ----------------
     portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

          "Person" means any person, entity or "group" within the meaning of
           ------
     Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

          "Restricted Stock Award" means an Award of shares of Common Stock
           ----------------------
     granted to an Eligible Individual pursuant to Section 9 hereof.

          "Retirement" means retirement from active employment with the Company
           ----------
     and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.

          "Stock Appreciation Right" means an Award to receive all or some
           ------------------------
     portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

          "Stock Option" means an Award to purchase shares of Common Stock
           ------------
     granted to an Eligible Individual pursuant to Section 8 hereof.

          "Subsidiary" means (i) any corporation which is a "subsidiary
           ----------
     corporation" within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

          "Ten Percent Shareholder" means an Eligible Individual who, at the
           -----------------------
     time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration of the Plan.
               --------------------------

          (a) The Plan shall be administered by the Committee, and the Committee shall make the determinations set forth in this subsection 3(a), based on the recommendations of the Company's management; provided, however, that with respect to any Participant the deductibility of whose Award may, in the reasonable belief of the Committee, be subject to the deduction limitation of
Section 162(m) of the Code, the Committee shall exercise sole discretion regarding administration of the Plan and the determinations set forth in this subsection 3(a). The Committee shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals, (ii) to make Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions and (ix) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

          (b) The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

          (c) All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

          (d) No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such person's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

          4.   Duration of Plan.  The Plan shall remain in effect until
               ----------------
terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the fifth anniversary of the Effective Date (as defined in Section 18(l)).

          5.   Shares of Stock Subject to the Plan.  Subject to adjustment as
               -----------------------------------
provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, 1,500,000 shares. Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. Any shares subject to an Award which lapses, expires or is otherwise terminated without the issuance of such shares may again be available for purposes of the Plan.

          6.  Maximum Number of Shares per Eligible Individual.   In accordance
              ------------------------------------------------
with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Stock Options and SARs with respect to an aggregate of more than 200,000 shares of Common Stock in any Plan year.

          7.   Eligible Individuals.  Awards may be granted by the Committee to
               --------------------
individuals ("Eligible Individuals") who are officers or other key employees or
              --------------------
consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. Awards shall not be affected by any change of duties or positions so long as the holder continues to be an employee or consultant of the Company or of a Subsidiary.

          8.   Stock Options.  Stock Options granted under the Plan may be in
               -------------
the form of Incentive Stock Options or Nonqualified Stock Options; provided that only employees may be granted Incentive Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement.  Stock Options shall be evidenced by an Award
              ---------------
     Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

          (b) Terms of Stock Options Generally.  Subject to the terms of the
              --------------------------------
     Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

          (c) Exercise Price.  The exercise price per share of Common Stock
              --------------
     purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that with respect to Incentive Stock Options, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). The exercise price for any Stock Options granted concurrently with the initial public offering will be equal to the initial public offering price.

          (d) Option Term.  The term of each Stock Option shall be fixed by the
              -----------
     Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the

     Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

          (e) Exercisability.  A Stock Option shall be exercisable at such time
              --------------
     or times and subject to such terms and conditions as shall be determined by the Committee. Only whole shares shall be issued pursuant to the exercise of any Stock Option.The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria. Subject to the first sentence of this paragraph, the Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

          (f) Method of Exercise.  A Stock Option may be exercised, in whole or
              ------------------
     in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased, and containing any representations required by the Committee. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, or other instrument acceptable to the Committee. As determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part by tendering to the Company shares of Common Stock (having a Fair Market Value as of the date of exercise of such Stock Option equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. In its discretion, in accordance with rules and procedures established by the Committee for this purpose, the Committee may also permit a Participant to exercise an Option through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, provided that the Participant has delivered an irrevocable notice of exercise (the "Notice") to the
                                                           ------
     broker or dealer and such broker or dealer agrees: (A) to sell immediately the number of shares of Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (B) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (C) to pay to the Participant the balance of the proceeds of the sale of such shares over the amount determined under clause (B) of this sentence, less applicable commissions and fees; provided, however, that the Committee may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T under the Exchange Act or any other applicable rules. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the

     Exchange Act. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of a Stock Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

          (g) Rights as Shareholder.  A Participant shall have no rights as a
              ---------------------
     shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant and, subject to Section 15(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

          (h) Special Rule for Incentive Stock Options.  With respect to
              ----------------------------------------
     Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.

          9.   Restricted Stock Awards.  Restricted Stock Awards granted under
               -----------------------
the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement.  Restricted Stock Awards shall be evidenced by an
              ---------------
     Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and provisions requiring that a Participant forfeit such shares upon a termination of employment for specified reasons within a specified period of time.

          (b) Terms of Restricted Stock Awards Generally.  Restricted Stock
              ------------------------------------------
     Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for no consideration or such consideration as the Committee deems appropriate. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan.
     Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Subject to the following sentence, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. Upon expiration of any applicable restriction period or lapse of any restrictions, the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

          (c) Evidence of Ownership.  Each Participant receiving a Restricted
              ---------------------
     Stock Award shall be issued a certificate or certificates in respect of such shares of Common Stock at the time of grant. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificate or certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          (d) Rights as Shareholder.  Except as otherwise provided by the
              ---------------------
     Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          10.  Performance Share Awards.  Performance Share Awards granted under
               ------------------------
the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement.  Performance Share Awards shall be evidenced by
              ---------------
     an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

          (b) Terms of Performance Share Awards Generally.  Performance Share
              -------------------------------------------
     Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for no consideration or such consideration as the Committee deems appropriate. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

          (c) Performance Goals.  Performance Share Awards shall provide that,
              -----------------
     in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company, a Subsidiary and/or the Participant must achieve certain specified performance goals ("Performance Goals") over a
                                                   -----------------
     designated performance period ("Performance Period").  The Performance
                                     ------------------
     Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, with respect to any Participant the deductibility of whose Performance Award will not, in the reasonable belief of the Committee, be subject to the deduction limitation of Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division. With respect to any Participant, the deductibility of whose Performance Award may, in the reasonable belief of the Committee, be subject to the deduction limitation of Section 162(m) of the Code, the Committee shall not be entitled to exercise the discretion conferred upon it in the preceding sentence to the extent the existence or exercise of such discretion would result in a loss of tax deductibility under such Section 162(m) of the Code. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met.

     (d) Payment of Awards.  Payment in settlement of a Performance Share Award
         -----------------
     shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.

          (e) Rights as Shareholder.  Except as otherwise provided by the
              ---------------------
     Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Section 15(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

          11.  Performance Units.  Awards of Performance Units shall be subject
               -----------------
to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement.  Awards of Performance Units shall be evidenced
              ---------------
     by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

          (b) Terms of Performance Units Generally.  Each Performance Unit shall
              ------------------------------------
     entitle the Participant to whom such Performance Unit was granted to receive, upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate, the amount specified in Section 11(d). Performance Units may be granted alone or in addition to other Awards under the Plan.

          (c) Performance Goals.  Awards of Performance Units shall provide
              -----------------
     that, in order for a Participant to be entitled to payment under such Award, the Company, a Subsidiary and/or the Participant must achieve certain specified Performance Goals over a designated Performance Period. The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, with respect to any Participant the deductibility of whose Performance Unit Awards will not, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division with respect to any Participant, the deductibility of whose Performance Unit Award may, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee shall not be entitled to exercise the discretion conferred upon it in the preceding sentence to the extent the existence or exercise of such discretion would result in a loss of tax deductibility under such Section 162(m) of the Code. The extent to which a Participant is entitled to payment of a Performance Unit Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Unit Award have been met.

          (d) Payment of Awards.  Payment in settlement of a Performance Unit
              -----------------
     Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in cash. The amount of any such payment shall be determined by multiplying (i) the difference between the Fair Market Value of one share of Common Stock on the relevant date and the price per share specified for the Performance Unit by (ii) the number of Performance Units. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Performance Unit by including such a limit in the Award Agreement at the time the Performance Unit is granted.

          (e) Rights as Shareholder.  A Participant shall have no rights as a
              ---------------------
     shareholder with respect to an Award of Performance Units.

          12.  Stock Appreciation Rights.  Stock Appreciation Rights granted
               -------------------------
under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

          (a) Award Agreement.  Stock Appreciation Rights shall be evidenced by
              ---------------
     an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

          (b) Terms of Stock Appreciation Rights Generally.  Subject to the
              --------------------------------------------
     terms of the Plan and the applicable Award Agreement, each Stock Appreciation Right shall entitle the Participant to whom such Stock Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 12(e). A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine).

          (c) Exercise Price.  The exercise price per share of Common Stock
              --------------
     subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant and set forth in the Award Agreement.

          (d) Exercise.  A Stock Appreciation Right may be exercised by a
              --------
     Participant in accordance with procedures established by the Committee. A Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. A Stock Appreciation Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability (subject to the first sentence of this Section 12(d)) and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan. If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (e) Amount of Payment.  In the event a Participant exercises a Stock
              -----------------
     Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the difference between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock Appreciation Right by (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock

     Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation Right is granted.

          (f) Form of Payment.  Payment upon exercise of a Stock Appreciation
              ---------------
     Right shall be made in cash, in shares of Common Stock, or some combination thereof, as the Committee shall determine in its sole discretion.

          (g) Rights as Shareholder.  A Participant shall have no rights as a
              ---------------------
     shareholder with respect to any Stock Appreciation Right unless and until a certificate or certificates evidencing shares of Common Stock are issued to the Participant as payment upon exercise of such Stock Appreciation Right, and, subject to Section 15(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

          (h) Limited Stock Appreciation Rights.  The Committee may grant to an
              ---------------------------------
     Eligible Individual a Stock Appreciation Right (a "Limited Stock
                                                        -------------
     Appreciation Right") pursuant to which the Participant shall have the right
     ------------------
     to surrender such Limited Stock Appreciation Right or any portion thereof to the Company within thirty (30) days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of shares of Common Stock under the Limited Stock Appreciation Right or portion thereof which is being exercised, multiplied by (b) the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with the Change in Control or (B) the highest Fair Market Value per share of Common Stock in the 90 day period preceding such Change in Control, over (ii) the Fair Market Value of a share of Common Stock on the date the Limited Stock Appreciation Right was granted as set forth in the Award Agreement. Limited Stock Appreciation Rights granted under the Plan shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee deems appropriate.

          13.  Termination of Employment.
               -------------------------

          (a) Disability or Retirement.  Except as may otherwise be provided by
              ------------------------
the Committee in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates by reason of Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period (the

"Exercise Period") of one year from the date of such Disability or Retirement or
- ----------------
until the expiration of the stated term of the Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant may thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of Disability or Retirement shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 13(a) with respect to an Incentive Stock Option the Committee may consider the provisions of Section 422 of the Code.

          (b) Death.  Except as may otherwise be provided by the Company in its
              -----
sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates by reason of death,
(i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of death, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of the Participant's death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of death, such Stock Option or Stock Appreciation Right shall be forfeited and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of death shall be forfeited.

          (c) Other Terminations.  Unless the Committee determines otherwise in
              ------------------
its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period of sixty
(60) days from the date of such termination of employment or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited, and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of such termination of employment shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 13(c) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code.

          14.  Non-transferability.  No Award granted under the Plan or any
               -------------------
rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a "qualified domestic relations order" ("QDRO") as defined in the Code or Title I
                                       ----
of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award that is not an Incentive Stock Option to a Participant's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided further that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the "alternate payee" under a QDRO or the family member or trust to whom such Stock Option, Stock Appreciation Award or other Award has been transferred in accordance with the previous sentence.

          15.  Recapitalization or Reorganization.
               ----------------------------------

          (a) The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"), (i) such
                                      ------------------------
proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

          16.  Change in Control.  In the event of a Change in Control and
               -----------------
except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) all Performance Share Awards and Performance Unit Awards shall be deemed to have been fully earned as of the date of the Change in Control, and (iv) in the case of a Change in Control involving a merger of, or consolidation involving, the Company in which the Company is (A) not the surviving corporation (the "Surviving Entity") or (B)
                                                       ----------------
becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, each outstanding Stock Option granted under the Plan and not exercised (a

"Predecessor Option") will be converted into an option (a "Substitute Option")
- -------------------                                        -----------------
to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices.

          17.  Amendment of the Plan.  The Board or Committee may at any time
               ---------------------
and from time to time terminate, modify, suspend or amend the Plan in whole or in part, except that no termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or to comply with any other law, regulation or stock exchange rule. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

          18.  Miscellaneous.
               -------------

          (a) Tax Withholding.  (i)  No later than the date as of which an
              ---------------
amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (ii) The applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of
Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (b) Loans.  On such terms and conditions as shall be approved by the
              -----
Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

          (c) No Right to Grants or Employment.  No Eligible Individual or
              --------------------------------
Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

          (d) Unfunded Plan.  The Plan is intended to constitute an unfunded
              -------------
plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

          (e) Other Employee Benefit Plans.  Payments received by a Participant
              ----------------------------
under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

          (f) Securities Law Restrictions.  The Committee may require each
              ---------------------------
Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

          (g) Compliance with Rule 16b-3.  (i)  The Plan is intended to comply
              --------------------------
with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16(b)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

          (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

          (h) Deductibility Under Code Section 162(m).  Awards granted under the
              ---------------------------------------
Plan to Eligible Individuals which the Committee reasonably believes may be subject to the deduction limitation of Section 162(m) of the Code shall not be exercisable, and payment under the Plan in connection with such an Award shall not be made, unless and until the Committee has determined in its sole discretion that such exercise or payment would no longer be subject to the deduction limitation of Section 162(m) of the Code.

          (i) Award Agreement.  Each Eligible Individual receiving an Award
              ---------------
under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (j) Expenses.  The costs and expenses of administering the Plan shall
              --------
be borne by the Company.

          (k) Applicable Law.  Except as to matters of federal law, the Plan and
              --------------
all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

          (l) Effective Date.  The Plan shall be effective as of the date (the
              --------------
"Effective Date") the Plan is approved by the Board, provided that the Plan is
- ---------------
approved by the affirmative votes of a majority of shares of Common Stock or by written consent of a majority of shares of Common Stock. Awards granted under the Plan prior to such shareholder approval shall be and are made subject to defeasance by the failure of the shareholders to approve the Plan.